UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2011
The Allied Defense Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-11376	04-2281015

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 E. Baltimore Street, Suite 2100, Baltimore, Maryland	21202

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (410) 385-8155
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders
On May 23, 2011, The Allied Defense Group, Inc. (the “Company”) and Mellon Investor Services, LLC, as Right Agent, entered into a Fifth Amendment to Rights Agreement (the “Amendment”), to amend that certain Rights Agreement, dated as of June 6, 2001 between the Company and the Rights Agent, as amended (collectively, the “Rights Agreement”).
The Amendment extends the term of the Rights Agreement through December 31, 2011.
A copy of the Amendment is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01 Other Events
On May 24, 2011, the Company posted a letter to its shareholders on its website advising of the upcoming dissolution of the Company and the closing of the Company’s stock transfer books.
A copy of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
Attached as exhibits to this form are the documents listed below:

Exhibit	Document

4.1	Fifth Amendment To Rights Agreement, dated as of May 23, 2011.

99.1	Letter dated May 24, 2011.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLIED DEFENSE GROUP, INC.
	By:	/s/ John G. Meyer, Jr.
Date: May 25, 2011		John G. Meyer, Jr.,
President
EXHIBIT INDEX

Exhibit	Document

4.1	Fifth Amendment To Rights Agreement, dated as of May 23, 2011.

99.1	Letter dated May 24, 2011.

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